Exhibit 99.1

NEWS RELEASE

For more information contact:

FEI Company

Fletcher Chamberlin

Investor Relations

(503) 726-7710

fletcher.chamberlin@fei.com

FEI Company Finalizes Financial Statements and Files Form 10-K

HILLSBORO, Ore., February 29, 2008  — FEI Company (NASDAQ: FEIC) filed its Annual Report on Form 10-K with the U.S. Securities and Exchange Commission today.

The Form 10-K reports that the company’s annual revenue for 2007 was $592.5 million and its fourth quarter revenue was $150.2 million.  Both totals are $2.3 million lower than the preliminary results released by the company on February 4, 2008.  Net income was $57.9 million or $1.35 per diluted share for the year and $15.6 million or $0.36 per diluted share for the fourth quarter.  Those results are $1.6 million or $0.04 per share below the preliminary results.

The revised financial results reflect the company’s determination, during the completion of its financial statements, that $1.3 million of revenue related to a limited number of transactions involving multiple deliverables should be deferred and that service revenue should be adjusted downward by $1.0 million.  The company anticipates recognizing the $1.3 million in revenue from transactions involving multiple deliverables in 2008.

Balance sheets, statements of operations and supplemental information consistent with the Form 10-K filing are attached to this press release.

About FEI

FEI (Nasdaq: FEIC) is a global leader in providing innovative instruments for nanoscale imaging, analysis and prototyping.  FEI focuses on delivering solutions that provide groundbreaking results and accelerate research, development and manufacturing cycles for its customers in semiconductor and data storage, academic and industrial R&D and life sciences markets.  With R&D centers in North America and Europe, and sales and service operations in more than 50

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countries around the world, FEI’s Tools for Nanotech™ are bringing the nanoscale within the grasp of leading researchers and manufacturers.  More information can be found online at: www.fei.com.

Safe Harbor Statement

This news release contains forward-looking statements that include expectations for some revenue to be recognized in 2008 instead of 2007. Factors that could affect these forward-looking statements include, but are not limited to, delays in shipping products for technical performance, component supply or other reasons, as well as potential changes in shipment plans requested by customers from whom the company has purchase orders.  Please also refer to our Form 10-K, Forms 10-Q, Forms 8-K and other filings with the U.S. Securities and Exchange Commission for additional information on these factors and other factors that could cause actual results to differ materially from the forward-looking statements. FEI assumes no duty to update forward-looking statements.

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FEI Company and Subsidiaries
Consolidated Balance Sheets
(In thousands)
(Unaudited)

	December 31,	September 30,	December 31,
	2007	2007	2006
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$280,593	$222,419	$110,656
Short-term investments in marketable securities	152,041	198,362	234,202
Short-term restricted cash	20,984	12,973	20,172
Receivables	157,120	176,468	144,955
Inventories	138,762	137,243	97,470
Deferred tax assets	4,788	4,996	4,386
Other current assets	36,273	40,941	33,474

Total current assets	790,561	793,402	645,315

Non-current investments in marketable securities	12,758	12,708	34,900

Long-term restricted cash	24,621	9,298	6,131

Non-current service inventories	42,168	41,134	37,920

Property plant and equipment, net	74,700	68,083	60,394

Purchased technology, net	2,862	3,268	4,494

Goodwill	40,864	40,875	40,900

Deferred tax assets	2,641	9,479	542

Other assets, net	16,834	19,141	7,483

TOTAL	$1,008,009	$997,388	$838,079

LIABILITIES AND SHAREHOLDERS’ EQUITY

CURRENT LIABILITIES:
Accounts payable	$31,156	$50,083	$45,118
Accrued payroll liabilities	26,115	26,212	20,736
Accrued warranty reserves	6,585	6,902	5,716
Accrued agent commissions	9,119	6,871	6,175
Deferred revenue	60,681	61,564	48,992
Income taxes payable	3,106	6,987	9,203
Accrued restructuring, reorganization and relocation	580	598	2,439
Current portion of convertible debt	195,882	45,882	—
Other current liabilities	29,266	31,241	29,276

Total current liabilities	362,490	236,340	167,655

Convertible debt	115,000	265,000	310,882

Deferred tax liabilities	4,479	4,204	4,062

Other liabilities	38,646	35,119	5,572

SHAREHOLDERS’ EQUITY:
Preferred stock - 500 shares authorized; none issued and outstanding	—	—	—
Common stock - 70,000 shares authorized; 36,405, 36,252 and 34,052 shares issued and outstanding at December 31, 2007, September 30, 2007 and December 31, 2006	395,904	390,168	348,479
Retained earnings (accumulated deficit)	26,398	10,533	(36,041)
Accumulated other comprehensive income	65,092	56,024	37,470

Total shareholders’ equity	487,394	456,725	349,908

TOTAL	$1,008,009	$997,388	$838,079

FEI Company and Subsidiaries
Consolidated Statements of Operations
(In thousands, except per share amounts)
(Unaudited)

	Thirteen Weeks Ended			Year Ended
	December 31,	September 30,	December 31,	December 31,	December 31,
	2007	2007	2006	2007	2006

NET SALES:
Products	$117,938	$113,565	$107,822	$465,088	$360,643
Service and components	32,270	32,223	32,462	127,422	118,848
Total net sales	150,208	145,788	140,284	592,510	479,491

COST OF SALES:
Products	65,995	61,249	58,499	252,546	197,742
Service and components	24,525	23,307	22,880	93,544	85,303
Total cost of sales	90,520	84,556	81,379	346,090	283,045

Gross profit	59,688	61,232	58,905	246,420	196,446

OPERATING EXPENSES:
Research and development	18,159	16,414	16,112	66,042	57,528
Selling, general and administrative	33,499	30,915	28,508	124,160	100,279
Amortization of purchased technology	450	444	438	1,777	2,034
Merger costs	—	—	—	—	484
Restructuring, reorganization and relocation	132	—	(27)	(272)	12,609
Asset impairment	—	—	—	—	465
Total operating expenses	52,240	47,773	45,031	191,707	173,399

OPERATING INCOME	7,448	13,459	13,874	54,713	23,047

OTHER INCOME (EXPENSE):
Interest income	6,498	5,902	4,154	22,372	13,150
Interest expense	(2,444)	(2,218)	(2,110)	(8,735)	(7,355)
Gain on investment disposals and impairment, net	—	511	—	1,167	—
Other expense, net	(230)	(1,034)	(538)	(3,492)	(723)
Total other income, net	3,824	3,161	1,506	11,312	5,072

INCOME FROM CONTINUING OPERATIONS BEFORE TAXES	11,272	16,620	15,380	66,025	28,119

INCOME TAX EXPENSE (BENEFIT)	(4,331)	3,236	3,481	8,077	10,467

INCOME FROM CONTINUING OPERATIONS	15,603	13,384	11,899	57,948	17,652

DISCONTINUED OPERATIONS:
Gain (loss) from discontinued operations	—	—	(580)	—	(947)
Gain on disposal, net of income taxes	263	—	3,335	390	3,335
INCOME FROM DISCONTINUED OPERATIONS	263	—	2,755	390	2,388

NET INCOME	$15,866	$13,384	$14,654	$58,338	$20,040

BASIC NET INCOME PER SHARE DATA:
From continuing operations	$0.43	$0.37	$0.35	$1.62	$0.52
From discontinued operations	$0.01	$0.00	$0.08	$0.01	$0.07

DILUTED NET INCOME PER SHARE DATA:
From continuing operations	$0.36	$0.31	$0.30	$1.35	$0.47
From discontinued operations	$0.01	$0.00	$0.06	$0.01	$0.06

WEIGHTED AVERAGE SHARES OUTSTANDING:
Basic	36,323	36,216	33,886	35,709	33,818
Diluted	46,477	46,419	44,079	46,254	39,752

FEI Company and Subsidiaries
Consolidated Statements of Operations
(Unaudited)

	Thirteen Weeks Ended (1)			Year Ended (1)
	December 31,	September 30,	December 31,	December 31,	December 31,
	2007	2007	2006	2007	2006

NET SALES:
Products	78.5%	77.9%	76.9%	78.5%	75.2%
Service	21.5%	22.1%	23.1%	21.5%	24.8%
Total net sales	100.0%	100.0%	100.0%	100.0%	100.0%

COST OF SALES:
Products	43.9%	42.0%	41.7%	42.6%	41.2%
Service	16.3%	16.0%	16.3%	15.8%	17.8%
Total cost of sales	60.3%	58.0%	58.0%	58.4%	59.0%

Gross profit	39.7%	42.0%	42.0%	41.6%	41.0%

OPERATING EXPENSES:
Research and development	12.1%	11.3%	11.5%	11.1%	12.0%
Selling, general and administrative	22.3%	21.2%	20.3%	21.0%	20.9%
Amortization of purchased technology	0.3%	0.3%	0.3%	0.3%	0.4%
Restructuring, reorganization and relocation	0.1%	0.0%	0.0%	0.0%	2.6%
Asset impairment	0.0%	0.0%	0.0%	0.0%	0.1%
Merger costs	0.0%	0.0%	0.0%	0.0%	0.0%
Total operating expenses	34.8%	32.8%	32.1%	32.4%	36.2%

OPERATING INCOME	5.0%	9.2%	9.9%	9.2%	4.8%

OTHER INCOME (EXPENSE):
Interest income	4.3%	4.0%	3.0%	3.8%	2.7%
Interest expense	-1.6%	-1.5%	-1.5%	-1.5%	-1.5%
Gain on investment disposals and impairment, net	0.0%	0.4%	0.0%	0.2%	0.0%
Other expense, net	-0.2%	-0.7%	-0.4%	-0.6%	-0.2%
Total other expense, net	2.5%	2.2%	1.1%	1.9%	1.1%

INCOME FROM CONTINUING OPERATIONS BEFORE TAXES	7.5%	11.4%	11.0%	11.1%	5.9%

INCOME TAX EXPENSE (BENEFIT)	-2.9%	2.2%	2.5%	1.4%	2.2%

INCOME FROM CONTINUING OPERATIONS	10.4%	9.2%	8.5%	9.8%	3.7%

DISCONTINUED OPERATIONS:
Loss from discontinued operations	0.0%	0.0%	-0.4%	0.0%	-0.2%
Gain on disposal, net of income taxes	0.2%	0.0%	2.4%	0.1%	0.7%
INCOME FROM DISCONTINUED OPERATIONS	0.2%	0.0%	2.0%	0.1%	0.5%

NET INCOME	10.6%	9.2%	10.4%	9.8%	4.2%

(1) Percentages may not add due to rounding.

FEI COMPANY
Supplemental Data Table 1
($ in millions, except per share amounts)
(Unaudited)

	Q4 Ended	Q3 Ended	Q4 Ended
	12/31/2007	9/30/2007	12/31/2006
Income Statement Highlights
Consolidated sales	$150.2	$145.8	$140.3
Gross margin	39.7%	42.0%	42.0%
R&D spending	$18.2	$16.4	$16.1
R&D (% of sales)	12.1%	11.3%	11.5%
SG&A	$33.5	$30.9	$28.5
SG&A (% of sales)	22.3%	21.2%	20.3%
Stock compensation expense - COGS	$0.4	$0.2	$0.2
Stock compensation expense - R&D	$0.3	$0.3	$0.2
Stock compensation expense - SG&A	$1.5	$0.7	$1.4
Net income from continuing operations	$15.6	$13.4	$11.9
Net income from discontinued operations	$0.3	$0.0	$2.8
Net income	$15.9	$13.4	$14.7
Diluted earnings per share from continuing operations	$0.36	$0.31	$0.30
Diluted earnings per share from discontinued operations	$0.01	$0.00	$0.06
Interest income add back included in the calculation of diluted EPS	$1.2	$1.2	$1.2
Sales by Market Segment
NanoElectronics	$33.0	$48.1	$42.4
NanoResearch & Industry	$67.8	$51.6	$55.3
NanoBiology	$17.1	$13.9	$10.1
Service and Components	$32.3	$32.2	$32.5
Sales by Geography
North America	$63.2	$46.5	$49.9
Europe	$63.8	$61.5	$52.2
Asia Pacific	$23.2	$37.8	$38.2
Bookings
Total	$156.3	$153.3	$171.7
Book-to-bill ratio	1.04	1.05	1.22
Backlog - total	$310.8	$305.7	$305.9
Backlog - Service and Components	$54.7	$58.5	$46.8
Bookings by Market Segment
NanoElectronics	$39.6	$28.8	$49.7
NanoResearch & Industry	$63.2	$80.2	$65.1
NanoBiology	$24.0	$11.2	$23.9
Service and Components	$29.5	$33.1	$33.0
Balance Sheet Highlights
Cash, equivalents, investments, restricted cash	$491.0	$455.8	$406.1
Operating cash generated (used)	$34.8	$11.4	$24.4
Accounts receivable	$157.1	$176.5	$145.0
Days sales outstanding (DSO)	95	110	94
Inventory turnover	2.6	2.6	3.5
Inventories	$138.8	$137.2	$97.5
Property, plant and equipment	$74.7	$68.1	$60.4
Fixed asset investment (during quarter)	$7.3	$5.1	$2.1
Depreciation expense	$3.8	$3.4	$3.3
Current liabilities	$362.5	$236.3	$167.7
Working capital	$428.1	$557.1	$477.7
Shareholders’ equity	$487.4	$456.7	$349.9
Headcount (permanent and temporary)	1,866	1,851	1,683